                      SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6 (e) (2))

[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                              SUPERTEX, INC.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
-----------------------------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Actual Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

-----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                               SUPERTEX, INC.
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              August 18, 2000


To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of
Supertex, Inc., a California corporation (the "Company"), will be held on Friday, August 18, 2000 at 10:00 a.m., local time, at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve the adoption of the 2000 Employee Stock Purchase Plan, including the reservation of 500,000 shares of common stock for issuance thereunder.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for fiscal year 2001.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on June 26, 2000 are entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.



                                        BY ORDER OF THE BOARD OF DIRECTORS


					Benedict C.K. Choy
                                        Secretary



Sunnyvale, California
July 1, 2000

                              SUPERTEX, INC.
                             PROXY STATEMENT

              SOLICITATION OF PROXY, REVOCABILITY AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Supertex, Inc., a California corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders to be held on August 18, 2000 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

Only shareholders of record at the close of business on June 26, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date 12,301,701 shares of the Company's Common Stock, no par value, were issued and outstanding.

The Annual Meeting will be held at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089. The Company's telephone number at that address is (408) 744-0100.

These proxy solicitation materials will be mailed on or about July 12, 2000 to all shareholders entitled to vote at the meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for a greater number of candidates than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. An automated system administered by the Company's transfer agent, Registrar and Transfer Company, tabulates the votes.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted.

Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of the adoption of a plan). However, with respect to a proposal that requires a majority of the outstanding shares, (such as an amendment to the articles of incorporation), an abstention or broker non-vote has the same effect as a vote against the proposal.

The Company will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited personally or by telephone or by fax by certain of the Company's directors, officers, and regular employees
- such persons will not receive additional compensation for such solicitation.

Deadline for Receipt of Shareholder Proposals

Proposals of security holders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 2001 must be received by the Company no later than February 24, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                   PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

The board of directors recently amended the bylaws to increase the authorized number of directors from five (5) to six (6). Therefore, a board of six directors is to be elected at the meeting. Mr. Yunni Pao, a director since 1976, has declined re-election to the Board for personal reasons; therefore, there will be two new members on the board. The board has nominated Mr. W. Mark Loveless and Mr. Elliott Schlam for election as new members of the board for the ensuing year in addition to nominating the remaining four current members. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below. The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. In the event that any nominee of the Company declines or is unable to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will decline or will be unable to serve as a director.
In the event that additional persons are nominated for election as directors and/or votes are cumulated, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such person's successor has been elected and qualified. The names of the nominees and certain information about them are set forth below.


Name of Nominee     Age    Principal Occupation             Director Since
Henry C. Pao        62     President/Principal Executive    1976
                           and Financial Officer of
                           the Company

Benedict C.K. Choy  54     Senior Vice President, Company   1986
                           Technology Development

Frank C. Pao        54     President and Chief Executive    1987
                           Officer Business Systems
                           Technology Corporation

Richard E. Siegel   54     Executive Vice President of      1988
                           the Company

W. Mark Loveless    48     Chief Financial Officer,         N/A
                           NPoint, Inc.

Elliott Schlam      59     President,                       N/A
                           Elliott Schlam Associates


There is no family relationship between any director, nominee or executive officer of the Company, except that Henry C. Pao and Frank C. Pao are brothers and are the sons of current director Yunni Pao.

Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in fiscal 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand, and IBM. He has B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana.

Benedict C. K. Choy, a founder of the Company, joined in 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since 1988. He has been a Director since 1986. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon. He has a B.S. degree in Electrical Engineering from the University of California, Berkeley.

Frank C. Pao has been the President and CEO of Business Systems Technology Corporation in Poughkeepsie, New York, since 1986. He has B.S. and M.S. degrees in Electrical Engineering from the Tufts University, Medford, Massachusetts.

Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument, and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Directors for All American Semiconductor
(NASD: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel has a B.S. degree in Mechanical Engineering from the City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

W. Mark Loveless is the Chief Financial Officer of NPoint, Inc., an embedded software company located in Los Gatos, CA. Prior to joining NPoint, Inc. in November 1999, Mr. Loveless had been with PricewaterhouseCoopers LLP, an international accounting and consulting firm, since 1978. Mr. Loveless was a Business Assurance Partner from 1990 to 1999 with PricewaterhouseCoopers LLP, in San Jose, CA in their Technology Sector where he spent considerable time working with mergers and acquisitions, public offerings, and accounting systems and controls. Mr. Loveless is a Certified Public Accountant and holds a BS degree in Business Administration and an MBA degree in Finance.

Elliott Schlam is an internationally recognized authority on the flat panel display industry. His consulting practice includes technology development, management and market strategies, R&D and equity fund raising and securities analysis. He has consulted for numerous successful Fortune 100 and start-up companies and was previously VP of Sales and Marketing for a flat panel display company as well as director of display R&D, manufacturing methods and technology insertion for the U.S. Army.
Dr. Schlam is a Fellow of the Society for Information Display.

Vote Required

The six (6) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

The Board of Directors recommends that shareholders vote FOR election of the above-named persons to the board of directors of the Company.

Board Meetings and Committees

The Board of Directors of the Company held a total of two meetings during the fiscal year ended April 1, 2000. All directors attended every meeting during such fiscal year.

The Board of Directors has an Audit Committee, a Compensation Committee, and an Executive Stock Option Committee. The Board has no special nominating committee or any committee performing similar functions of such committee. Any member of the Board can make nominations.

Audit Committee

The Audit Committee consists of two outside directors, Yunni Pao and Frank Pao, and one inside director, Benedict Choy, who is not involved in the Company's day-to-day financial matters. The principal functions of the Audit Committee are (1) to monitor corporate financial reporting and the internal and external audits of the Corporation (2) to review and evaluate the Company's internal control structure, and (3) to nominate independent public accountants and approve the services performed by such auditors. The Audit Committee held one meeting in fiscal year 2000 and such meeting was attended by all Audit Committee members.

Compensation Committee

The Compensation Committee consists of Yunni Pao, Henry C. Pao, and Benedict Choy. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to all cash-based compensation of the executive officers of the Company and all stock compensation of employees and consultants other than stock options to members of the board of directors and executive officers. It also serves as an administrator of the Company's 1991 Stock Option Plan and would administer the Employee Stock Purchase Plan being proposed for approval at the meeting. The Compensation Committee held one meeting in fiscal year 2000, and such meeting was attended by all Compensation Committee members.

Compensation Committee Interlocks and Insider Participation

Benedict Choy and Henry C. Pao serve on the Compensation Committee and are also officers of the Company. Yunni Pao, the father of Henry Pao and Frank Pao, is a member of the Company's Compensation Committee.

Executive Stock Option Committee

The Executive Stock Option Committee, consisting of Yunni Pao and Frank Pao, serves as an administrative arm of the Board of Directors to authorize the grant of stock options under the Company's 1991 Stock Option Plan to executive officers and members of the board of directors of the Company eligible to receive options under such Plan.

         Report of the Compensation Committee and Executive Stock
               Option Committee of the Board of Directors

The Compensation Committee of the Board of Directors is generally responsible for reviewing compensation and benefits of executive officers of the Company; except for the stock options to executive officers and directors of the Company, for which the Executive Stock Option Committee is responsible.

The Company applies a consistent philosophy of compensation for all employees, including its executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and shareholders.

Compensation Philosophy. The goals of these committees are to align executive compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for the chief executive officer and other executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

* The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other companies of similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index.

* The Company pays for relative sustained performance. Officers are rewarded based upon corporate performance, product line performance and individual performance. Corporate performance and product line performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

* The Company strives for fairness in the administration of compensation. The Company strives to achieve a balance with respect to compensation paid to the executives within the Company and in comparable companies. The Company also believes that the contributions of each member of the executive staff are vital to the success of the Company. As such, the Compensation Committee's current policy is that the CEO's base compensation does not have any bearing on the base compensation of the other officers. Similarly, any employee may receive a base compensation higher than his/her supervisor due to the particular higher technical skills required in the subordinate position.

* The Company believes that employees should understand the performance evaluation and compensation administration process. At the beginning of each focal review period in July, annual objectives for the Company are set for each officer. The CEO gives ongoing feedback on performance to each officer. Within 90 days after the end of the fiscal year, the committees evaluate the accomplishments of the key objectives, which affects decisions on merit increases and stock option grants.

Compensation Components. The Company's compensation program, which consists of cash- and equity-based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance shareholder value, motivate technological innovation and adequately reward its executive officers and other employees. These components are:

Cash-Based Compensation:

Salary. The Compensation Committee sets base salary for the chief executive officer and all other officers by reviewing the compensation levels for competitive positions in the market. Based on comparative data, the chief executive and all other officers were compensated within the low-to-middle salary range levels during fiscal 2000. The chief executive and all other executive officers of the Company largely met their individual goals and the Company's overall performance set for them in fiscal 2000.

Profit-Sharing Bonus. The Company has a semiannual profit-sharing plan under which it distributes to all employees, including the chief executive officer and all other officers, ten percent of its operating profits before taxes and other adjustments. The Company believes that all employees share the responsibility of achieving profits. Accordingly, it awards a bonus to all employees based on a formula which includes employment grade level, seniority with the Company, and employee performance including attendance. As of June 26, 2000, the Company has made twenty-four consecutive semiannual profit-sharing distributions.

Equity-Based Compensation:

Stock Option Grants. Stock options provide additional incentives to the chief executive officer and all other officers, directors, and certain management and technical employees to work to maximize stockholder value. The options vest over a defined period to encourage such employees to continue in the employ of the Company. In line with its compensation philosophy, the Company grants stock options commensurate with the employee's potential contribution to the Company, measured by his qualifications and previous work performance. Stock options were granted to various officers, management or technical employees in fiscal year 2000 for performance and promotions of existing employees, and as a part of the employment compensation package for new employees.

                    -Respectfully submitted by the members of the
                     Compensation Committee

                                         Yunni Pao       Henry C. Pao
                                         Benedict C. K. Choy

Compensation of Directors

Cash Compensation. The Company currently pays cash compensation to its outside Directors for serving on the Board or committees of the Board in an amount of $1,000 for each Board meeting attended in person not via telephone. The Company also reimburses all outside Directors for travel and other necessary out-of-pocket expenses incurred in the performance of their services as directors.

Stock Option Grant.   The new nominees, Mr. Loveless and Mr. Schlam, will
each be granted on September 1, 2000 stock options to purchase 10,000 shares of the Company's Common Stock vested over a five-year period, if they are elected to the Board of Directors.

Certain Transactions:  Lease with Company Director

The Sunnyvale, California four-inch wafer manufacturing facility of the Company, which is being phased out due to the Company's acquisition of a six-inch wafer manufacturing facility in San Jose, California, is leased from Fortuna Realty Co., a corporation owned by Supertex Director, Yunni Pao. The five-year operating lease agreement with Fortuna Realty expires in February 2001. The total rental expenses paid to the company director were $388,000, $375,000, and $362,000 in fiscal 2000, 1999, and 1998, respectively. The Company believes that the lease with Fortuna Realty Co. is at prevailing market rates.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 26, 2000 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock,
(ii) by each of the Company's directors, (iii) by each of the Company's five most highly compensated executive officers, and (iv) by all directors and executive officers as a group:


Directors, Officers and 5% Stockholders       Shares Beneficially Owned (1)
---------------------------------------       -----------------------------
                                        Number of Shares  Percentage of Total
-----------------------------------------------------------------------------
Account Management Corp.                   1,018,800 (2)      8.31%
2 Newberry Street
Boston, MA 02116

Sanford C. Bernstein & Co., Inc.             759,850 (3)      6.20%
767 Fifth Avenue
New York, NY 10153


Wasatch Advisors, Inc.                       752,075 (4)      5.76%
150 Social Hall Avenue
Salt Lake City, UT 84111

Yunni Pao                                  1,615,552 (5)     13.18%
2 Oxford Road
Kowloon, HongKong

Henry C. Pao                                 905,550 (6)      7.28%
Supertex, Inc.
1235 Bordeaux Dr.
Sunnyvale, California 94089

Frank C. Pao                                 813,000          6.63%
Business Systems Technology Corp.
330 Manchester Rd.
Poughkeepsie, New York

Benedict C.K. Choy                           252,460 (7)      2.03%
Richard Siegel                                40,800 (8)      (14)
Dennis Kramer                                 30,400 (9)      (14)
Michael Lee                                   26,000 (12)     (14)
Franklin Gonzalez                             24,200 (11)     (14)
William Ingram                                12,400 (10)     (14)
William Numann                                 2,000          (14)

All Directors and Executive                3,722,362 (13)    29.94%
Officers as a group (10 persons)


(1) Except as indicated in the footnotes to this table, and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Based on a filing dated February 15, 2000, pursuant to Section 13(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Company believes that Account Management Corp., a registered investment advisor has beneficial ownership of 1,018,800 shares of the Company's Common Stock as of December 31, 1999.

(3) Based on a filing dated February 9, 2000, pursuant to Section 13(g) of the Exchange Act, the Company believes that Sanford C. Bernstein & Co., Inc. a registered investment advisor and broker/dealer, has beneficial ownership of 759,850 shares of the Company's Common Stock as of December 31, 1999. Sanford C. Bernstein & Co., Inc. has sole voting power as to 623,200 of these shares and the sole investment power as to all 759,850 of these shares.

(4) Based on a filing dated February 11, 2000, pursuant to Section 13(g) of the Exchange Act, the Company believes that Wasatch Advisors, Inc., a registered investment advisor, has beneficial ownership of 706,655 shares of the Company's Common Stock as of December 31, 1999.

(5) Based on a filing dated February 14, 1997, pursuant to Section 13(d) of the Exchange Act, the Company believes that Push, Inc., a British Virgin Islands corporation owned 100% by Yunni Pao, has beneficial ownership of 1,615,552 shares of the Company's Common Stock as of December 31, 1999.

(6) Includes options held by Mr. Henry Pao to purchase 60,500 shares of Common Stock exercisable within 60 days of June 26, 2000.

(7) Includes options held by Mr. Choy to purchase 37,500 shares of Common Stock exercisable within 60 days of June 26, 2000.


(8) Includes options held by Mr. Siegel to purchase 11,000 shares of Common Stock exercisable within 60 days of June 26, 2000.

(9) Includes options held by Mr. Kramer to purchase 23,000 shares of Common Stock exercisable within 60 days of June 26, 2000.

(10) Includes options held by Mr. Ingram to purchase 12,400 shares of Common Stock exercisable within 60 days of June 26, 2000.

(11) Includes options held by Mr. Gonzalez to purchase 12,200 shares of Common Stock exercisable within 60 days of June 26, 2000.

(12) Includes options held by Mr. Lee to purchase 12,000 shares of Common Stock exercisable within 60 days of June 26, 2000.

(13) Includes options held by the Company's executive officers and directors (10 persons) to purchase an aggregate 169,200 shares exercisable within 60 days of June 26, 2000.

(14) Indicates less than 1% in beneficial ownership.


Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") initial reports of
ownership on Form 3 and changes in ownership on Form 4 or 5.   Such
officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms
5 were required for such persons, the Company believes that, during the fiscal year ended April 1, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and 10% shareholders were satisfied.

Executive Officers of the Registrant

The names, ages and positions of the Company's executive officers as of June 26, 2000 are as follows:


Name                 Position with the Company         Age     Officer Since
---------------------------------------------------------------------------

Henry C. Pao         President, Principal Executive     62      1976
                     and Financial Officer
Richard E. Siegel    Executive Vice President           54      1982
Benedict C. K. Choy  Senior Vice President, Technology  54      1976
                     Development, and Secretary
Dennis E. Kramer     Vice President, Materials          58      1996
William Numann       Vice President,                    43      1997
                     Standard Products
William P. Ingram    Vice President,                    52      1999
                     Wafer Fab Operations
Franklin Gonzalez    Vice President,                    49      1999
                     Process Technology
Michael Lee          Vice President, I.C. Design        45      1999


Officers are appointed by the Board of Directors and serve at the discretion of the Board. There is no family relationship between any directors or executive officers of the Company except as stated below.

Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a Director since the Company's formation in fiscal 1976. Previously, he worked at Fairchild Semiconductor, Raytheon, Sperry Rand and IBM. He has B.S., M.S., and Ph.D. degrees in Electrical Engineering from University of Illinois at Champaign-Urbana. Dr. Pao is the son of Mr. Yunni Pao and the brother of Frank Pao, also directors of the Company.

Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Executive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument and Grumman Aircraft Corporation. Mr. Siegel is also a member of the Board of Director for All American Semiconductor
(NASD: SEMI). All American Semiconductor, headquartered in Florida, is a national distributor of electronic components manufactured by others and is a major distributor for Supertex. Mr. Siegel has a B.S. degree in Mechanical Engineering from City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

Benedict C. K. Choy, a founder of the Company, joined Supertex in fiscal 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since February 1988. He has been a Director since 1986. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon. He has a B.S. degree in Electrical Engineering from the University of California, Berkeley.

Dennis E. Kramer joined Supertex in September 1981 as Wafer Fab II Production Manager. Over his tenure, he has managed many facets of the wafer fabrication process as well as all the back-end manufacturing operations. He was promoted to Vice President of Materials in 1996. Previously, he worked at Siemens and Signetics Corporation. He has a B.S. degree in Chemistry from University of California, Los Angeles and an MBA from Santa Clara University.

William Numann joined Supertex in June 1997, as Vice-President of Standard Products. Previously, he worked at Siliconix for twelve years. He has a B.S. degree in Electrical Engineering and an MBA, both from Rensseleaer Polytechnic Institute, New York.

William Ingram joined Supertex five years ago as its Director of Wafer Fab Operations. Prior to joining Supertex, he was Vice President of Technology Development at Crosspoint Solutions, before which he held management positions at Fairchild and National Semiconductor. He began his career at National after receiving his B.S. degree in Electrical Engineering with honors from the North Carolina State University.

Franklin Gonzalez joined Supertex in November 1990 as a Process Development Manager. In 1994, he was promoted to Director of Process Technology.
Prior to joining Supertex, he held various R& D management positions spanning over seventeen years with such companies as ECI Semiconductor, Telmos and Harris Semiconductor where he began his career. He has a Ph.D. in Electrical Engineering from the University of Florida and a M.S. degree in Electrical Engineering from Stanford University.

Michael Lee re-joined Supertex in October 1993 as Director of I.C. Design. Before that, he had a combined total of fifteen years of industry experience in I.C. Design. Mr. Lee began his career at Supertex after receiving his M.S. degree in Electrical Engineering from the University of California Berkeley in 1978.

Compensation of Executive Officers

The following table shows compensation paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers for the three fiscal years ended March 31, 2000.


                       SUMMARY COMPENSATION TABLE
                                                                           Long-Term
                                            Annual   Compensation        Compensation(1)
-------------------------------------------------------------------------------------------------------
                                                                          Securities
                                                                          Underlying
Name and                                    Deferred          Deferred     Options      All other
Principal Position         Year  Salary(2)  Salary   Bonus(3)  Bonus    (No. of Shares) Compensation(4)
-------------------------------------------------------------------------------------------------------


Henry C. Pao               2000  $ 139,576  $ 44,326 $   435  $ 29,565    25,000        $ 1,355
President, CEO, Director   1999    139,576    44,326   1,508   102,492    56,000          1,385
                           1998    139,150    44,752   1,299    88,301         0          1,385

Richard Siegel             2000    231,436    39,677  13,000    13,000    22,000          1,355
Executive Vice President   1999    206,419    35,262  45,500    45,500    54,000          1,355
                           1998    203,374    34,725  39,200    39,200         0          1,385

Benedict C. K. Choy        2000    194,345    12,897  20,900     1,100    20,000          1,355
Senior Vice President,     1999    164,020    15,277  39,000    39,000    52,000          1,355
Technology Development     1998    159,659    17,006  33,600    33,600         0          1,385

William Numann             2000    158,638         0  12,000         0         0          1,355
Vice President,            1999    150,312         0  39,333         0     6,000          1,355
Standard Products          1998    115,165         0  17,000         0    30,000 (5)      1,016

Michael Lee (6)            2000    162,976         0   8,000         0    20,000          1,355
Vice President,             N/A        N/A       N/A     N/A       N/A       N/A            N/A
I.C. Design                 N/A        N/A       N/A     N/A       N/A       N/A            N/A

------------------------------------------

(1) The Company has not issued stock appreciation rights or restricted stock awards. The Company has no "long-term incentive plan," "defined benefit plan," or "pension plan" as such terms are defined in the applicable rules.
(2) Compensation deferred at the election of executive is included in the category and in the year earned.
(3) The amounts shown in this column reflect payments under the Company's semi-annual profit-sharing plan under which all eligible employees participate. Bonus deferred at the election of the executive is included in the category and in the year earned.
(4) The amounts disclosed in this column include:
    (a) Company contributions of $4,940, $5,200, and $8,320 in fiscal 1998, 1999, and 2000 respectively under the Supertex, Inc. Savings and Retirement Plan, a defined contribution 401(k) plan on behalf of each named executive officers.
    (b) Payment by the Company of premiums amounting to $1,574, $1,579 and $2,512 for fiscal 1998, fiscal 1999, and fiscal 2000 respectively, for term life insurance on behalf of each named executive officer. All full-time employees of the Company are covered by such term life insurance benefits.
(5) Options granted to William Numann in 1997 were repriced on June 1998 at $10.75 per share, with a 7-year term, and vest 2 years after the original grant date over a 5-year period.
(6) Mr. Lee became an officer of the Company in fiscal 1999.


The following table shows, as to the named executive officers, information concerning options granted during fiscal 2000 and the potential realizable value of those options, assuming 5% and 10% appreciation at the end of the option term.

                  OPTION GRANTS IN LAST FISCAL YEAR


                                                                         Potential Realizable
                                   Percent of                            Value at Assumed
                                  Total Options                          Annual Rates of Stock
                                   Granted to      Exercise              Price Appreciation
                     Options      Employees in     Price    Expiration   for Option Term
Name                 Granted (1)  Fiscal Year (2) ($/Share)   Date       5% (3)      10% (3)
--------------------------------------------------------------------------------------------------
Henry C. Pao         25,000 (4)     6.62%           $15.50   12/01/06    $157,751    $367,628
Richard Siegel       22,000 (4)     5.83%           $15.50   12/01/06    $138,821    $323,513
Benedict C. K. Choy  20,000 (4)     5.30%           $15.50   12/01/06    $126,201    $294,102
Michael Lee          20,000 (4)     5.30%           $13.50   09/01/06    $109,917    $256,154

(1) Options granted under the Company's 1991 Stock Option Plan typically have a 7-year term, vest over a 5-year period of employment and have an exercise price equal to the market value of the Company's Common Stock on the date of grant.

(2) In fiscal 2000, the Company granted options representing 377,600 shares to employees.

(3) Potential realizable value is based on Black - Scholes Multiple Option model. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

(4) 7-year term, vest 1 year after grant date over a 5-year period.


In June 1998, William Numann, the Company's Vice President, DMOS Products, was given the opportunity to exchange his older higher priced incentive stock options for new incentive stock options at the then current market price of $10.75 per share in return for changing the vesting start date of the option to one year after the original vesting date for the surrendered option. The Board believed that it was in the best interest of the Company and the shareholders of the Company to highly motivate William Numann as a new officer of the Company at the time and to make a special exchange offer that was not available to the rest of the officers of the Company.

The following table provides the specified information concerning repricing of options to purchase the Company's Common stock held by any executive officer of the Company in the last 10 years.

                 OPTION REPRICING WITHIN LAST 10 YEARS
                                                                       Length of
                                                                       Original
                        Number of                                      Option Term
                        Securities  Market Price  Exercise             Remaining
                        Underlying  of Stock at   Price at   New       at Date of
Name and                Options     Time of       Time of    Exercise  Repricing
Position        Date    Repriced    Repricing     Repricing  Price     (months)
-----------------------------------------------------------------------------------
William Numann  06/01/98(1) 30,000    $10.75       $15.25    $10.75      75

(1) 7-year term, vest 2 years after original grant date over a 5-year period.


The following table summarizes the information concerning stock option exercises during the last fiscal year for each named executive officer.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION VALUES

                                        Number of Securities                Value of
                                        Underlying Unexercised       Unexercised In-the-Money
             Shares Acquired  Value    Options at Fiscal Year-End   Options at Fiscal Year-End(*)
Name          on Exercise     Realized  Exercisable  Unexercisable   Exercisable  Unexercisable
Henry C. Pao    12,800       $ 161,600    56,500       102,300      $1,292,588    $ 1,814,525
Richard Siegel  13,700         229,475    22,000        97,300         432,625      1,733,150
Benedict Choy   22,900         385,488    34,500        93,000         717,000      1,660,000
William Numann   7,000         132,313         0        29,000               0        553,375
Michael Lee      9,000         228,375    12,000        44,000         211,500        754,750

(*) Closing market price of the Company's Common Stock on Friday, March 31, 2000 was $29 7/8.


                       STOCK PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Nasdaq Electronic Components Total Return Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.


           Comparison of Five Year Cumulative Total Return*
                  03/95  03/96  03/97  03/98  03/99  03/00
Nasdaq Composite   100    136    151    229    309    575
Total Return Index
(US Only)

Nasdaq Electronic  100    132    231    265    382  1,111
Components Stocks

Supertex, Inc.     100    143    133    128    119    339

* Assumes investment of $100 on April 1, 1995

PROPOSAL 2: FOR THE APPROVAL OF THE ADOPTION OF THE 2000 EMPLOYEE STOCK
            PURCHASE PLAN AND THE RESERVATION OF 500,000 SHARES OF COMMON
            STOCK

At the Annual Meeting, the Shareholders will be requested to approve the 2000 Employee Stock Purchase Plan (the "Plan"). The Board recommends approval of the Plan in order to allow the Company to offer its employees the ability to invest in the Company's common stock at an attractive price and to have an additional incentive to contribute to the prosperity of the Company.

DESCRIPTION OF THE PLAN

The Plan, if approved by the shareholders, will allow eligible employees to authorize payroll deductions at a rate of not less than three percent (3%) nor more than twenty percent (20%) of the eligible employee's compensation including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums to be applied toward the purchase of the Company's common stock. The maximum aggregate number of common stock available for purchase under the plan is 500,000 shares plus an annual increase on the first day of the Company's fiscal year of the lesser of 100,000 shares or three percent (3%) of the outstanding shares on that date or a lesser amount determined by the Board. The number of shares reserved under the Plan would be proportionately adjusted in the event of any stock split, reverse stock split, stock dividend, or other like event. A committee appointed by the Board of Directors, presently the Compensation Committee, will administer the Plan.

Eligible employees are those employees of the Company or any designated subsidiary who work more than 20 hours a week and more than five months a year. However, no employee shall be permitted to purchase any shares under the Plan if such employee, immediately after such purchase, owns shares possessing five percent or more of the total combined voting power or value of all classes of stock of the Company. As of June 28, 2000, approximately 385 employees were eligible to participate in the Plan, including seven executive officers.

No employee may purchase more than 500 shares or of stock during any single offering. In addition, the fair market value of all shares purchased by an employee under the Plan during any calendar year may not exceed $10,000.

Separate offering periods commence on May 1 and November 1 of each year,
except for the initial year.   The length of the offering period is six
(6) months unless otherwise determined by the board of directors or the administering committee. An offering period will continue to apply to a participant until the earliest of the end of the offering period, or the end of his or her participation, or re-enrollment in a subsequent offering period. If the offering period is longer than six (6) months, participants are automatically re-enrolled in a subsequent offering period when the fair market value of the common stock on the last trading day before the commencement of the offering period in which the participants is enrolled is higher than on the last trading day before the commencement of any subsequent offering period. An employee must authorize a payroll deduction before the start of an offering period in order to participate in the Plan during that offering period.

Stock is purchased under the Plan at the end of each six-month period commencing on May 1 and November 1 of each year, except for the initial year. On the last trading day of the purchase period, the employee will be deemed to have exercised the option to purchase as many shares as the employee's payroll deduction will allow, at the option price. The option price is 85% of the lower of (i) the fair market value of the stock on the last trading day prior to the start of the offering period, or (ii) the fair market value of the stock on the last trading day of the purchase period. The number of shares subject to an option, and the option price, would be proportionately adjusted in the event of any stock split, reverse stock split, stock dividend, or other like event.

An employee may withdraw from an offering at any time. Upon withdrawal, the amount in the employee's account will be refunded without interest. An employee who has withdrawn from an offering may not again participate in the Plan until the next offering period commences.

The Board of Directors may at any time amend, suspend or terminate the Plan at any time and without notice, provided that no employee's existing rights under any offering already commenced may be adversely affected thereby. No amendment may be made to the Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved thereunder, materially modify the eligibility requirements, or materially increase the benefits that may accrue to participants.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLAN

The federal income tax consequences of an employee's purchases under the Plan will vary. The following discussion is only a summary of the general federal income tax rules applicable to the Plan. It does not purport to be complete, and it does not discuss the tax consequences of the participant's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under such a plan, no taxable income is recognized by the participant either when the purchase right is granted at the beginning of the offering period or when the shares are purchased at the end of each accumulation period. Participants will recognize income in the year in which they make a disposition of the purchased shares, whether by sale, exchange or gift. Federal income tax liability on disposition depends on whether the disposition is a qualifying or disqualifying disposition of the purchased shares. A qualifying disposition will occur if the sale or other disposition of those shares is made after the participant has held the shares for (a) more than two years after the start date of the applicable offering period and (b) more than one year after the actual purchase date. A disqualifying disposition is any sale or other disposition which is made before both of these two holding periods are satisfied.

If the disposition is a qualifying disposition, the participant will recognize ordinary income in the year of the qualifying disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price paid for those shares or (b) 15% of the fair market value of the shares on the start date of the offering period during which those shares were purchased. The Company is not entitled to an income tax deduction with respect to such disposition. Any additional gain recognized upon the qualifying disposition will be long term capital gain. If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price, there will be no ordinary income, and any loss recognized will generally be a long-term capital loss.

If the disposition is a disqualifying disposition, the participant will recognize ordinary income equal to the excess of (a) the fair market value of the shares on the purchase date over (b) the purchase price paid for the shares. The Company is entitled to an income tax deduction equal in amount to such excess for the taxable year in which such disposition occurs. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the participant held the shares more than one year.

The Board of Directors recommend a vote FOR the approval of the adoption of the 2000 Employee Stock Purchase Plan. The vote required is the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

On recommendation of the Audit Committee, the Board of Directors has selected PricewaterhouseCoopers LLP, as independent public accountants to audit the financial statements of the Company for the fiscal year ending March 31, 2001. PricewaterhouseCoopers LLP, was the Company's independent public accountants for the fiscal year ending April 1, 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending March 31, 2001. The vote required to approve this proposal is a majority of the shares present and voting at the meeting.

                           OTHER MATTERS

The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.



                                           FOR THE BOARD OF DIRECTORS OF
                                           SUPERTEX, INC.



                                       /S/ Benedict C. K. Choy
                                           Corporate Secretary

Dated:  July 1, 2000

                          SUPERTEX, INC.
          ANNUAL MEETING OF SHAREHOLDERS, AUGUST 18, 2000

               THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS

The undersigned shareholder of SUPERTEX, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 1, 2000, and hereby appoints Henry C. Pao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SUPERTEX, INC., to be held on August 18, 2000, at 10:00 a.m., local time, at the principal offices of the Company, located at 1235 Bordeaux Drive, Sunnyvale, California, 94089 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the opposite side.

THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR APPROVAL OF THE ADOPTION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN INCLUDING THE RESERVATION OF 500,000 SHARES OF COMMON STOCK, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2001, AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

SUCH PROXY AND ATTORNEY, OR SUBSTITUTE, SHALL BE PRESENT AND SHALL ACT AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THE POWERS OF SUCH PROXY AND ATTORNEY-IN-FACT HEREUNDER.

1.  ELECTION OF DIRECTORS:

    Nominees:   Henry C. Pao; Benedict Choy; Frank C. Pao;
		Richard Siegel; W. Mark Loveless; Elliott Schlam.

    Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

	[    ]	FOR  all nominees (except as indicated above)
	[    ]	WITHHOLD AUTHORITY to vote for all nominees listed above.

2. PROPOSAL TO APPROVE THE 2000 EMPLOYEE STOCK PURCHASE PLAN INCLUDING THE RESERVATION OF 500,000 SHARES OF COMMON STOCK.

	[    ]	FOR
	[    ]	AGAINST
	[    ]	ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2001:

	[    ]	FOR
	[    ]	AGAINST
	[    ]	ABSTAIN

In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

If shares are jointly held, each holder should sign. If signing for estates, trusts, corporations, or partnerships, title and capacity should be stated.

PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Date:  __________________



________________________________________________________________________
Shareholder sign above                    Co-holder (if any) sign above

APPENDIX

                             SUPERTEX, INC.
                   2000 EMPLOYEE STOCK PURCHASE PLAN
                (Adopted by the Board on July 7, 2000)

                      Table of Contents
                                                    Page

1. Purpose of the Plan..............................  1

2. Definitions......................................  1
        "Accumulation Period".......................  1
        "Board".....................................  1
        "Code" .....................................  1
        "Committee".................................  1
        "Company"...................................  1
        "Compensation"..............................  1
        "Corporate Reorganization"..................  1
        "Eligible Employee".........................  1
        "Exchange Act"..............................  1
        "Fair Market Value".........................  1
        "Offering Period"...........................  2
        "Participant"...............................  2
        "Participating Company".....................  2
        "Plan"......................................  2
        "Plan Account"..............................  2
        "Purchase Price"............................  2
        "Stock".....................................  2
        "Subsidiary"................................  2

3. Administration of the Plan.......................  2
        3.1.  Committee Composition.................  2
        3.2.  Committee Responsibilities............  2

4. Enrollment and Participation.....................  2
        4.1.  Offering Periods......................  2
        4.2.  Accumulation Periods..................  2
        4.3.  Enrollment............................  2
        4.4.  Duration of Participation.............  2
        4.5.  Applicable Offering Period............  3

5. Employee Contributions...........................  3
        5.1.  Frequency of Payroll Deductions.......  3
        5.2.  Amount of Payroll Deductions..........  3
        5.3.  Changing Withholding Rate.............  3
        5.4.  Discontinuing Payroll Deductions......  3
        5.5.  Limit on Number of Elections..........  3

6. Withdrawal from the Plan.........................  3
        6.1.  Withdrawal............................  3
        6.2.  Re-enrollment After Withdrawal........  4

7. Change in Employment Status......................  4
        7.1.  Termination of Employment.............  4
        7.2.  Leave of Absence......................  4
        7.3.  Death.................................  4

8. Plan Accounts and Purchase of Shares.............  4
        8.1.  Plan Accounts.........................  4
        8.2.  Purchase Price........................  4
        8.3.  Number of Shares Purchased............  4

        8.4.  Available Shares Insufficient.........  4
        8.5.  Issuance of Stock.....................  4
        8.6.  Unused Cash Balances..................  5
        8.7.  Stockholder Approval..................  5

9. Limitations on Stock Ownership...................  5
        9.1.  Five Percent Limit....................  5
        9.2.  Dollar Limit..........................  5

10. Rights Not Transferable.........................  5

11. No Rights as an Employee........................  5

12. No Rights as a Stockholder......................  5

13. Securities Law Requirements.....................  6

14. Stock Offered under the Plan....................  6
        14.1.  Authorized Shares....................  6
        14.2.  Antidilution Adjustments.............  6
        14.3.  Reorganizations......................  6

15. Amendment or Discontinuance.....................  6

16. Execution.......................................  6

                             SUPERTEX, INC.
                   2000 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of the Plan. The Plan was adopted by the Board on July 7, 2000. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

2. Definitions.

        "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4.2.

        "Board" means the Board of Directors of the Company, as constituted from time to time.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means a committee of the Board, as described in
Section 3.

        "Company" means Supertex, Inc., a California corporation.

        "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or Section 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

	"Corporate Reorganization" means:

            (i) A merger or consolidation of the Company with or into another entity, or any other corporate reorganization other than a reincorporation or recapitalization; or

            (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

        "Eligible Employee" means any employee of a Participating Company whose customary employment is for more than five (5) months per calendar year and for more than twenty (20) hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

            (i) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

            (ii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

            (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

	Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

        "Offering Period" means that time period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4.1. Initially, each Offering Period shall be six (6) months unless and until the Committee chooses a different time period length and provides Participants notice at least thirty (30) days prior to the start of the next Offering Period of the new duration of such next Offering Period.

        "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 4.3.

        "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

        "Plan" means this Supertex, Inc. 2000 Employee Stock Purchase Plan, as it may be amended from time to time.

        "Plan Account" means the account established for each Participant pursuant to Section 8.1.

        "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8.2."

        "Stock" means the Common Stock of the Company.

        "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Administration of the Plan

        3.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

        3.2 Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

4. Enrollment and Participation

        4.1 Offering Periods. While the Plan is in effect, two Offering Periods shall commence in each calendar year, except for the initial year. The Offering Periods shall consist of the 24-month periods commencing on each May 1 and November 1. The first Offering Period shall commence on November 1, 2000 and end on October 31, 2002.

        4.2 Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on May 1 and November 1. The first Accumulation Period shall commence on November 1, 2000 and end on April 30, 2001.

	4.3 Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 15 days prior to the commencement of such Offering Period.

	4.4 Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6.1 or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5.4 or 9.2. A Participant who discontinued employee contributions under Section 5.4 or 9.2 or withdrew from the Plan under

Section 6.1 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection 4.3 above. A Participant whose employee contributions were discontinued automatically under Section 9.2 shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

	4.5 Applicable Offering Period. For purposes of calculating the purchase price under Section 8.2, the applicable Offering Period shall be determined as follows:

        (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of: (A) the end of such Offering Period; (B) the end of his or her participation under Subsection 4.4 above; or (C) re-enrollment in a subsequent Offering Period under Paragraph ii) below.

        (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

        (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

5. Employee Contributions.

	5.1 Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Section
5.2 below, shall occur on each payday during participation in the Plan.

	5.2 Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than three percent (3)% nor more than twenty percent (20%).

	5.3 Changing Withholding Rate. Participants may not change the rate of payroll withholding during an Accumulation Period. If a Participant wishes to change the rate of payroll withholding, effective as of the Accumulation Period immediately following the date that a new enrollment form has been received by the Company, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as of the Accumulation Period immediately following the date that such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than three percent (3%) nor more than twenty percent (20%).

	5.4 Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. In addition, employee contributions may be discontinued automatically pursuant to Section 9.2.
A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as of the Accumulation Period immediately following the date that such form has been received by the Company.

	5.5 Limit on Number of Elections. No Participant shall make more than two (2) elections under Sections 5.3 or 5.4 above during any Offering Period.

6. Withdrawal from the Plan.

	6.1 Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

	6.2 Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4.3. Re-enrollment may be effective only at the commencement of an Offering Period.

7. Change in Employment Status.

	7.1 Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6.1. Notwithstanding the foregoing in this Section 7, a transfer from one Participating Company to another shall not be treated as a termination of employment.

	7.2 Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate ninety (90) days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

	7.3 Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

8. Plan Accounts and Purchase of Shares.

	8.1 Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

	8.2 Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

        (i) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

        (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 4.5).

	8.3 Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this
Section 8.3, unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6.1. The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than five hundred (500) shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 9.2 and 14.1. The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection 8.3, shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

	8.4 Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 14.1, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

        8.5 Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation

Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

	8.6 Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan
Account that represents the Purchase Price for whole shares that could not be purchased by reason of Section 8.3 above, Section 9.2 or Section 14.1 shall be refunded to the Participant in cash, without interest.

	8.7 Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

9. Limitations on Stock Ownership.

	9.1 Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Section 9.1, the following rules shall apply:

        (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

        (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

        (iii) Each Participant shall be deemed to have the right to purchase five hundred (500) shares of Stock under this Plan with respect to each Accumulation Period.

	9.2 Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $10,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

	For purposes of this Section 9.2, the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Section 9.2 from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

10. Rights Not Transferable. The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution.
If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6.1.

11. No Rights as an Employee. Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

12. No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

13. Securities Law Requirements. Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

14. Stock Offered under the Plan.

	14.1 Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is five hundred thousand (500,000), plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of (i) one hundred thousand (100,000) shares, (ii) three percent (3%) of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14.

	14.2 Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the five hundred (500) share limitation described in Section 8.3 and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

	14.3 Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

15. Amendment or Discontinuance. The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

16. Execution. To record the adoption of the Plan by the Board on July 7, 2000, the Company has caused its authorized officer to execute the same.



                                             SUPERTEX, INC.


                                             By:    Henry C. Pao
                                                    _________________

                                             Title: President and CEO
                                                    _________________